UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Kennedy Capital ESG SMID Cap Fund

(Institutional Class: KESGX)

ANNUAL REPORT

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (877) 882-8825 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (877) 882-8825 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust II’s Funds you hold directly or through your financial intermediary, as applicable.

Kennedy Capital ESG SMID Cap Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Expense Example	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the Kennedy Capital ESG SMID Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.kennedycapital.com

Executive Summary

The Kennedy Capital ESG SMID Cap fund launched on June 28th, 2019, and the following commentary is based upon the performance of the fund from the inception date through the end of 2019. The fund returned 8.83% (net of fees) over this period, outperforming the Russell 2500™ benchmark by 169 basis points (bps) while delivering on our stated Environmental, Social, and Governance priorities in the stock selection and portfolio construction process. The portfolio is fossil fuel free, has significantly lower greenhouse gas emissions in comparison to the benchmark, and has no exposure to the producers of tobacco, civil firearms, or controversial weapons. The portfolio has broad exposure across the growth-to-value style spectrum, with modest under- and over-weight positioning across sectors. Stock selection, particularly within the Information Technology and Health Care sectors, was the primary driver of the outperformance in the second half of 2019.

Strategy Overview

We seek to outperform the Russell 2500™ Index, while optimizing the portfolio for ESG considerations. Our approach to stock selection and portfolio construction is both inclusionary and exclusionary in nature. The inclusionary component of our process is based on identifying small and mid-cap companies that leverage an environmental advantage or offer a solution to a societal problem as part of the company’s product or service offerings. We also consider each investment candidate’s governance framework and greenhouse gas emissions as part of our analysis. The exclusionary component of our process results in a portfolio that is fossil fuel free, and has no exposure to producers of tobacco, civil firearms, or controversial weapons. The end result is a portfolio with exposure to many compelling societal and environmental trends, a significantly lower carbon footprint, and favorable governance characteristics.

Performance Review

There was unusually strong breadth of performance in the SMID cap universe during the second half of 2019, with 10 out of the 11 sectors in the Russell 2500™ achieving positive returns. The Energy sector, which represents 2.7% of the benchmark, was the only sector that declined during this time period. The ESG SMID Cap Fund returned 8.83% (net of fees) in the second half of 2019, compared to a 7.14% return for the Russell 2500™. The outperformance was primarily driven by stock selection in the Information Technology and Health Care sectors, which more than offset unfavorable performance in the Materials and Industrials sectors.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (833) 737-7788.

Portfolio Characteristics and Positioning

As of 12/31/19 the ESG SMID Cap fund had weighted average carbon emissions (reported and estimated) of roughly 60,000 metric tons – this is a 91% reduction from the weighted average emissions of the benchmark. The portfolio had zero carbon reserves, while the benchmark had reserves that equate to over 450 million metric tons of potential future emissions. The weighted average governance score of the portfolio (based on Institutional Shareholder Services’ Quality Score metric) was 3.6 compared with 4.7 for the Russell 2500®, or 23% more attractive (lower score is better).

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

Sector weightings in the portfolio are determined based on where we see the most compelling stock ideas, and are not driven by a top down forecast or macroeconomic model. As of 12/31/19, the portfolio was modestly overweight the Information Technology and Health Care sectors, and underweight Communication Services and Materials. The Information Technology weighting includes exposure across the hardware, software, and services subsectors, while our Health Care holdings cover a broad set of applications and end markets.

Outlook

There are several uncertainties in the current outlook for small and mid-cap U.S. equities in 2020. The presidential election, trade war with China, and geopolitical tensions in the Middle East all have the potential to impact both investors’ risk appetite and business fundamentals across several sectors of the economy. These and other factors are unpredictable, and we consider their influence on our companies on a case-by-case basis as part of the fundamental analysis performed on each stock we assess for inclusion in the ESG SMID Cap Fund.

In an unpredictable economic backdrop, we see a high degree of interest and momentum in ESG investing in general. Companies continue to pursue ways to differentiate themselves vs. competitors based on attributes that often have an ESG-related component. Improving energy efficiency, promoting diversity and inclusion, and reducing a company’s carbon footprint are just a few examples of priorities for many constituents of our investable universe. In addition, investors are increasingly seeking to align their investment portfolios with their own values. We believe the generational wealth transfer that will occur over the coming decades will only drive more interest and alignment with ESG considerations as part of the investment process. We view this long term backdrop as being attractive for our approach to ESG investing in the SMID Cap space.

We remain confident in our ability to construct a portfolio with attractive ESG characteristics that strives to deliver relative investment outperformance over the long term. As always, we appreciate the confidence you place in our team.

Sincerely,

Christian McDonald

Portfolio Manager

The views in this letter were as of December 31, 2019 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Important Information: There can be no guarantee that any strategy (risk management or otherwise) will be successful All investing involves risk, including potential loss of principal. Equity securities (stocks) are generally more volatile and carry more risk than fixed income securities (bonds) and money market investments. The net asset value per share of the ESG SMID Cap fund (the Fund) will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater returns over long time periods than fixed income securities. The Fund is comprised primarily of equity securities and is subject to market risk. Stocks may decline due to general market and economic conditions or due to company specific circumstances. The Fund is comprised of small-mid capitalization (“SMID cap”) stocks. SMID cap stocks typically carry additional risk, since smaller companies generally have a higher risk of failure, and historically have experienced a greater degree of volatility. ESG criteria may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. The Fund may forgo some market opportunities available to funds that do not use these criteria. Small-mid capitalization companies generally have a greater risk of failure, and their stocks generally have greater volatility than large companies.

10829 Olive Boulevard, Suite 100, St. Louis, MO 63141	www.kennedycapital.com	(314) 432 – 0400

Kennedy Capital ESG SMID Cap Fund

FUND PERFORMANCE at December 31, 2019 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 2500™ Index. Results include the reinvestment of all dividends and capital gains.

Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Total Returns as of December 31, 2019	3 Months (Actual)	6 Months (Actual)	Since Inception (Cumulative)	Inception Date
Institutional Class	10.94%	8.83%	8.83%	06/28/19
Russell 2500™ Index	8.54%	7.14%	7.14%	06/28/19

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 882-8825. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long -term potential. The Fund returns will fluctuate over long and short-term period. Periods over one year are annualized.

Gross and net expense ratios for the Fund’s Institutional Class shares were 1.36% and 0.82%, respectively, which were the amounts stated in the current prospectus dated June 28, 2019. For the Fund’s current period ended December 31, 2019 expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.82% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until June 30, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS — 98.8%
	CONSUMER DISCRETIONARY — 11.4%
71	America's Car-Mart, Inc.*	$7,786
270	Aramark	11,718
101	Bright Horizons Family Solutions, Inc.*	15,179
251	Brunswick Corp.	15,055
807	Callaway Golf Co.	17,109
296	Hooker Furniture Corp.	7,604
447	LKQ Corp.*	15,958
84	Pool Corp.	17,840
102	PVH Corp.	10,725
262	Service Corp. International	12,060
223	ServiceMaster Global Holdings, Inc.*	8,621
41	Vail Resorts, Inc.	9,833
139	Wyndham Hotels & Resorts, Inc.	8,731
		158,219
	CONSUMER STAPLES — 2.4%
580	BJ's Wholesale Club Holdings, Inc.*	13,189
98	Lamb Weston Holdings, Inc.	8,431
286	U.S. Foods Holding Corp.*	11,981
		33,601
	ENERGY — 1.1%
266	DMC Global, Inc.	11,954
246	Oil States International, Inc.*	4,012
		15,966
	FINANCIALS — 15.3%
512	Amalgamated Bank - Class A	9,958
106	American Financial Group, Inc.	11,623
175	Axis Capital Holdings, Ltd.[1]	10,402
381	Cannae Holdings, Inc.*	14,169
535	ConnectOne Bancorp, Inc.	13,760
803	First Horizon National Corp.	13,298
130	Globe Life, Inc.	13,683
151	LPL Financial Holdings, Inc.	13,930
320	PacWest Bancorp	12,246
91	Reinsurance Group of America, Inc.	14,839
58	SVB Financial Group*	14,560
1,202	Valley National Bancorp	13,763
262	Voya Financial, Inc.	15,977
174	Walker & Dunlop, Inc.	11,254
259	Western Alliance Bancorp	14,763
197	Wintrust Financial Corp.	13,967
		212,192

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE — 15.7%
265	AMN Healthcare Services Inc*	$16,512
117	Biohaven Pharmaceutical Holding Co., Ltd.*,1	6,369
152	BioTelemetry, Inc.*	7,038
163	Bruker Corp.	8,308
90	Charles River Laboratories International, Inc.*	13,748
313	Cutera, Inc.*	11,208
112	Emergent BioSolutions, Inc.*	6,042
225	Encompass Health Corp.	15,586
266	Globus Medical, Inc., Class A*	15,662
309	Halozyme Therapeutics, Inc.*	5,479
106	Hill–Rom Holdings, Inc.	12,034
92	ICON PLC*,1	15,845
74	ICU Medical, Inc.*	13,847
56	Ligand Pharmaceuticals, Inc.*	5,840
81	LivaNova PLC*,1	6,110
223	Omnicell, Inc.*	18,224
428	Premier, Inc. - Class A*	16,213
35	Reata Pharmaceuticals, Inc. - Class A*	7,155
111	West Pharmaceutical Services, Inc.	16,687
		217,907
	INDUSTRIALS — 17.1%
48	Acuity Brands, Inc.	6,624
145	Brink's Co.	13,149
203	Chart Industries, Inc.*	13,700
426	Columbus McKinnon Corp.	17,053
295	Gardner Denver Holdings, Inc.*	10,821
106	Generac Holdings, Inc.*	10,662
669	Harsco Corp.*	15,394
94	Hexcel Corp.	6,891
409	Hillenbrand, Inc.	13,624
106	IDEX Corp.	18,232
115	John Bean Technologies Corp.	12,956
73	Kadant, Inc.	7,690
253	Mercury Systems, Inc.*	17,485
72	Nordson Corp.	11,724
67	Teledyne Technologies, Inc.*	23,218
953	Titan Machinery, Inc.*	14,085
103	United Rentals, Inc.*	17,177
47	Valmont Industries, Inc.	7,040
		237,525
	INFORMATION TECHNOLOGY — 19.0%
173	Cognex Corp.	9,695
47	Coherent, Inc.*	7,819

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY (Continued)
86	Euronet Worldwide, Inc.*	$13,550
101	Everbridge, Inc.*	7,886
141	FARO Technologies, Inc.*	7,099
669	FireEye, Inc.*	11,059
253	FLIR Systems, Inc.	13,174
1,144	Infinera Corp.*	9,083
191	LivePerson, Inc.*	7,067
117	Lumentum Holdings, Inc.*	9,278
410	Marvell Technology Group Ltd.[1]	10,890
848	ON Semiconductor Corp.*	20,674
63	Paylocity Holding Corp.*	7,612
404	Perficient, Inc.*	18,612
189	PROS Holdings, Inc.*	11,325
236	SS&C Technologies Holdings, Inc.	14,490
107	SYNNEX Corp.	13,782
380	Trimble, Inc.*	15,842
53	Tyler Technologies, Inc.*	15,901
984	Unisys Corp.*	11,670
140	ViaSat, Inc.*	10,247
268	WNS Holdings Ltd. ADR*,1	17,728
		264,483
	MATERIALS — 3.2%
101	Albemarle Corp.	7,377
169	Ingevity Corp.*	14,767
126	Minerals Technologies, Inc.	7,262
130	Reliance Steel & Aluminum Co.	15,569
		44,975
	REAL ESTATE — 10.6%
334	American Campus Communities, Inc. - REIT	15,708
374	Americold Realty Trust - REIT	13,112
890	Brandywine Realty Trust - REIT	14,017
113	CyrusOne, Inc. - REIT	7,394
463	Duke Realty Corp., REIT	16,052
237	Hannon Armstrong Sustainable Infrastructure Capital, Inc. - REIT	7,627
98	Jones Lang LaSalle, Inc.	17,061
101	Mid-America Apartment Communities, Inc., REIT	13,318
160	Ryman Hospitality Properties Inc	13,866
420	STAG Industrial, Inc. - REIT	13,259
106	Sun Communities, Inc. - REIT	15,911
		147,325
	UTILITIES — 3.0%
296	Aqua America, Inc.	13,894

Kennedy Capital ESG SMID Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	UTILITIES (Continued)
336	California Water Service Group	$17,324
128	Spire, Inc.	10,664
		41,882
	TOTAL COMMON STOCKS
	(Cost $1,260,868)	1,374,075

Principal Amount
	SHORT-TERM INVESTMENTS — 3.2%
$44,116	UMB Money Market Fiduciary, 0.25%[2]	44,116
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $44,116)	44,116

	TOTAL INVESTMENTS — 102.0%
	(Cost $1,304,984)	1,418,191
	Liabilities In Excess Of Other Assets — (2.0)%	(28,408)
	NET ASSETS — 100.0%	$1,389,783

PLC – Public Limited Company

ADR – American Depository Receipt

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

SUMMARY OF INVESTMENTS

As of December 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	19.0%
Industrials	17.1%
Health Care	15.7%
Financials	15.3%
Consumer Discretionary	11.4%
Real Estate	10.6%
Materials	3.2%
Utilities	3.0%
Consumer Staples	2.4%
Energy	1.1%
Total Common Stocks	98.8%
Short-Term Investments	3.2%
Total Investments	102.0%
Liabilities in Excess of Other Assets	(2.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2019

Assets:
Investments, at value (cost $1,304,984)	$1,418,191
Receivables:
Investment securities sold	8,410
Dividends and interest	1,086
Prepaid offering costs	17,933
Prepaid expenses	19,895
Total Assets	1,465,515

Liabilities:
Payables:
Investment securities purchased	19,574
Due to Advisor	24,854
Fund administation and accounting fees	3,979
Custody fees	459
Auditing fees	15,000
Legal fees	4,913
Trustees' deferred compensation (Note 3)	1,526
Trustees' fees and expenses	1,353
Chief Compliance Officer fees	1,247
Accrued other expenses	2,827
Total Liabilities	75,732

Net Assets	$1,389,783

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,281,557
Total distributable earnings	108,226
Net Assets	$1,389,783

Maximum Offering Price per Share:
Institutional:
Net assets applicable to shares outstanding	$1,389,783
Shares of beneficial interest issued and outstanding	127,959
Net asset value, offering and redemption price per share	$10.86

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

STATEMENT OF OPERATIONS

For the Period June 28, 2019* through December 31, 2019

Investment income:
Dividends	$5,590
Interest	64
Total investment income	5,654

Expenses:
Advisory fees	4,600
Fund administation and accounting fees	19,533
Transfer agent fees and expenses	8,299
Custody fees	5,554
Offering costs	19,882
Auditing fees	15,000
Registration fees	13,690
Legal fees	9,958
Trustees' fees and expenses	8,020
Chief Compliance Officer fees	5,788
Miscellaneous	4,479
Shareholder reporting fees	3,041
Insurance fees	1,537
Total expenses	119,381
Advisory fees waived	(4,600)
Other expenses reimbursed	(105,831)
Fees paid indirectly (Note 3)	(3,921)
Net expenses	5,029
Net investment income	625

Realized and Unrealized Gain (Loss):
Net realized loss on investments	(3,475)
Net change in unrealized appreciation/depreciation on investments	113,207
Net realized and unrealized gain	109,732

Net Increase in Net Assets from Operations	$110,357

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period June 28, 2019* through December 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$625
Net realized loss on investments	(3,475)
Net change in unrealized appreciation/depreciation on investments	113,207
Net increase in net assets resulting from operations	110,357

Distributions to Shareholders:
Institutional Class	(2,809)
Total distributions to shareholders	(2,809)

Capital Transactions:
Net proceeds from shares sold:
Institutional Class	1,280,000
Reinvestment of distributions:
Institutional Class	2,235
Net increase in net assets from capital transactions	1,282,235

Total increase in net assets	1,389,783

Net Assets:
Beginning of period	-
End of period	$1,389,783
Capital Share Transactions:
Shares sold:
Institutional Class	127,748
Shares reinvested:
Institutional Class	211
Net increase in capital share transactions	127,959

*	Commencement of operations.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Kennedy Capital ESG SMID Cap Fund

Institutional Class

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period June 28, 2019* through December 31, 2019
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.01
Net realized and unrealized gain	0.87
Total from investment operations	0.88

Less Distributions:
From net investment income	(0.02)
Total distributions	(0.02)

Redemption Fee Proceeds	-

Net asset value, end of period	$10.86

Total return[2]	8.83%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,390

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	19.45%[4]
After fees waived and expenses absorbed	0.82%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(18.53)%[4]
After fees waived and expenses absorbed	0.10%[4]

Portfolio turnover rate	27%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

Note 1 – Organization

Kennedy Capital ESG SMID Cap Fund (the ‘‘Fund”) is organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is capital appreciation. The Fund currently offers two classes of shares: Investor Class and Institutional Class. The Fund’s Institutional Class shares commenced operations on June 28, 2019. The Fund’s Investor Class shares are not currently available for purchase.

The shares of each class of each Fund represent an interest in the same portfolio of investments of each particular Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $37,815, which are being amortized over a one-year period from June 28, 2019 (commencement of operations).

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period June 28, 2019 (commencement of operations) through December 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income annually and capital gains, if any, at least annually, typically in December. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Kennedy Capital Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) does not exceed 0.82% of the average daily net assets of the Institutional Class shares of the Fund. This agreement is in effect until June 30, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees.

The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

For the period June 28, 2019 (commencement of operations) through December 31, 2019, the Advisor waived advisory fees and absorbed other expenses totaling $110,431. The Advisor may recapture all or a portion of this amount no later than December 31, 2022.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Funds’ co-administrators. For the period June 28, 2019 (commencement of operations) through December 31, 2019, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations. A portion of the fees were paid by the Trust's Co-Administrators. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and will be disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income will be included in the Trustees’ fees and expenses in the Statement of Operations.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period June 28, 2019 (commencement of operations) through December 31, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2019, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$1,306,373

Gross unrealized appreciation	137,953
Gross unrealized depreciation	(26,135)

Net unrealized appreciation on investments	$111,818

The difference between cost amounts for financial statement and federal income tax purposes are due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period June 28, 2019 (commencement of operations) through December 31, 2019, permanent differences in book and tax accounting have been reclassified to Capital and Total Distributable Earnings as follows:

Increase (Decrease)
Capital	Total Distributable Earnings
$(678)	$678

As of December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$20
Undistributed long-term gains	-
Tax accumulated earnings	20

Accumulated capital and other losses	(2,086)
Unrealized appreciation on investments	111,818
Unrealized deferred compensation	(1,526)
Total accumulated earnings	$108,226

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

At December 31, 2019, the Fund had capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Not subject to expiration:
Short Term	$2,086
Long Term	-
Total	$2,086

The tax character of the distributions paid during the period June 28, 2019 (commencement of operations) through December 31, 2019 were as follows:

Distributions paid from:	2019
Ordinary income	$2,809
Net long-term capital gains	-
Total distributions paid	$2,809

Note 5 – Investment Transactions

For the period June 28, 2019 (commencement of operations) through December 31, 2019, purchases and sales of investments, excluding short-term investments, were $1,572,385 and $307,213, respectively.

Note 6 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Investor Class shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Investor Class shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Investor Class shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. Institutional Class shares are not subject to any distribution or service fees under the plan.

For the period June 28, 2019 (commencement of operations) through December 31, 2019, there were no distribution or service fees incurred.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Kennedy Capital ESG SMID Cap Fund

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2019

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Common Stocks[1]	$1,374,075	$-	$-	$1,374,075
Short-Term Investments	44,116	-	-	44,116
Total Assets	$1,418,191	$-	$-	$1,418,191

[1]	For a detailed break-out of common stocks by sector, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 9 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Kennedy Capital ESG SMID Cap Fund and

the Board of Trustees of Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Kennedy Capital ESG SMID Cap Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of December 31, 2019, the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 28, 2019 (commencement of operations) through December 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the period June 28, 2019 through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2020

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the period ended December 31, 2019, 100% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, is designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the period ended December 31, 2019, 100% of dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, is designated as qualified dividend income.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 882-8825. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Thomas Knipper, CPA [a] (born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	1	Investment Managers Series Trust II (includes 13 portfolios).
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	1	Investment Managers Series Trust II (includes 13 portfolios).
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	Investment Managers Series Trust II (includes 13 portfolios). General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	1

Investment Managers Series Trust II (includes 13 portfolios).

Investment Managers Series Trust, a registered investment company (includes 52 portfolios) and 361 Social Infrastructure Fund, a closed-end investment company.

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	1

Investment Managers Series Trust II (includes 13 portfolios). Investment Managers Series Trust, a registered investment company (includes 52 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	1

Investment Managers Series Trust II (includes 13 portfolios). Cliffwater Corporate Lending Fund, a registered investment company; GAI Corbin Multi Strategy Fund, a closed-end investment company; and GAI Agility Income Fund, a closed-end investment company.

Officer of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A

Kennedy Capital ESG SMID Cap Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).

			N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013	Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 - 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
[d]	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Kennedy Capital ESG SMID Cap Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	7/1/19	12/31/19	7/1/19 – 12/31/19
Actual Performance*	$1,000.00	$1,088.30	$4.35
Hypothetical (5% annual return before expenses)	1,000.00	1,021.04	4.21

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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Kennedy Capital ESG SMID Cap Fund

A series of Investment Managers Series Trust II

Investment Advisor

Kennedy Capital Management, Inc.

10829 Olive Boulevard, Suite 100

St. Louis, Missouri 63141

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Kennedy Capital ESG SMID Cap Fund – Institutional Class	KESGX	46141T 562

Privacy Principles of the Kennedy Capital ESG SMID Cap Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Kennedy Capital ESG SMID Cap Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 882-8825 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 882-8825 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (877) 882-8825. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (877) 882-8825.

Kennedy Capital ESG SMID Cap Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 882-8825

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-882-8825.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	3/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	3/9/20

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	3/9/20